SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 1, 2009

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HOME PROPERTIES, INC.

CURRENT REPORT
ON FORM 8-K

Item 1.01                      Entry into a Material Definitive Agreement.

On September 1, 2009, Home Properties, L.P. (the “Operating Partnership”) entered into a $175,000,000 Credit Agreement, which replaces its prior $140,000,000 line of credit facility.  The lenders under the Credit Agreement are Manufacturers and Traders Trust Company, U.S. Bank National Association, RBS Citizens, N.A., d/b/a/ Charter One, Bank of Montreal, Chevy Chase Bank, a division of Capital One Bank, N.A., PNC Bank National Association, First Niagara Bank, JPMorgan Chase Bank, N.A. and Tristate Capital Bank.  Manufacturers and Traders Trust Company will continue to act as Administrative Agent.  The line of credit matures on August 31, 2011.  Upon the satisfaction of certain conditions, the Operating Partnership has the right to extend the line of credit for one additional year.  Based on the current corporate credit rating of “BBB” (Triple B), the credit facility interest rate ranges from 2.5% to 3.25% over the one-month LIBOR rate, increasing at higher levels of outstanding indebtedness, with a LIBOR floor of 1.5%.  Repayment of advances on the line of credit is guaranteed by Home Properties, Inc. (“HME”) and certain of the Operating Partnership’s subsidiaries.  The Credit Agreement contains various affirmative and negative covenants with respect to HME, the Operating Partnership and their subsidiaries, including the requirement that HME maintain certain financial ratios and measurements.  The Operating Partnership borrowed $112,000,000 at closing, which it used to repay amounts outstanding on its previous line of credit facility, for expenses of the transaction and for working capital purposes.  Advances under the credit facility are available for refinancing existing indebtedness, working capital and general corporate purposes.  The foregoing description of the Credit Agreement and guarantees does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 hereto, and the Guaranty, which is filed as Exhibit 10.2 hereto, both of which are incorporated herein by reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01                      Financial Statements and Exhibits

Exhibit 10.1                      Credit Agreement

Exhibit 10.2                      Guaranty

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME PROPERTIES, INC.
(Registrant)

Date:       September 1, 2009

By:          /s/ David P. Gardner
David P. Gardner
Executive Vice President and Chief Financial Officer